SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 7, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 7, 1995, the registrant issued a press release entitled Halliburton Renews Shareholders Rights Plan, pertaining, among other things, to an announcement that registrant has renewed and extended its Shareholders Rights Plan for ten years to December 15, 2005, and made certain modifications to the Plan. The rights issued under the Plan will now be exercisable after a person or group acquires ownership of 15% or more of the Company's common stock, or announces a tender offer the completion of which would result in the ownership by a person or group of 15% or more of the common stock. The rights can now be redeemed by the Company for $.01 per right and provisions have been added to the Plan to avoid inadvertent triggering of the rights.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 7, 1995














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HALLIBURTON COMPANY




Date:    December 7, 1995                 By: _______________________
                                               Robert M. Kennedy
                                               Vice President - Legal






























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                                 EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

    20                     Press Release of
                           December 7, 1995                      5 of 5
                           Incorporated by Reference
































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